UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 12/15/2010
CENTRA FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 000-49699

West Virginia	55-0770610
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)
990 Elmer Prince Drive
P. O. Box 656
Morgantown, West Virginia 26507-0656
(Address of principal executive offices, including zip code)
(304) 598-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On December 15, 2010, Centra Financial Holdings, Inc. (“Centra”), a West Virginia corporation, entered into an Agreement and Plan of Reorganization (the “Agreement”) with United Bankshares, Inc. (“United”), a West Virginia corporation. In accordance with the Agreement, Centra shall merge with and into a subsidiary to be formed by United, with the subsidiary being the surviving corporation (“the Merger”).
The Agreement provides that upon consummation of the Merger, each outstanding share of common stock of Centra will be converted into the right to receive 0.7676 shares of United common stock, par value $2.50 per share.
Pursuant to the Agreement, at the effective time of the Merger, each outstanding option to purchase shares of Centra common stock under any and all plans of Centra shall receive cash consideration equal to the difference between the options’ exercise price and $21.00 with respect to those options with an exercise price less than $21.00. There will be no payment by United to any holder of Centra stock options with an exercise price equal to or greater than $21.00 and any such Centra stock options shall be terminated as of the effective time of the Merger.
At the effective time of the Merger, Centra Bank, Inc., a wholly owned indirect subsidiary of Centra, will merge with and into United Bank, Inc., a wholly owned subsidiary of United (the “Bank Merger”). United Bank will survive the Bank Merger and continue to exist as a West Virginia banking corporation.
The Merger Agreement contains representations and warranties customary for transactions of this type, and which, in the case of Centra’s representations and warranties, are qualified by the confidential disclosures provided by Centra to United in connection with the Merger Agreement, as well as matters included in Centra’s reports filed with the Securities and Exchange Commission. Centra has agreed to various customary covenants and agreements, including, among others, (1) to conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the effective time of the Merger, (2) not to engage in certain kinds of transactions during this period, (3) to convene and hold a meeting of its stockholders to consider and vote upon the Merger, and (4) not to (A) solicit, initiate, or knowingly encourage any alternative proposal to acquire Centra, or (B) subject to certain exceptions, provide any non-public information in connection with any such proposal, or engage in any discussions or negotiations regarding or any such proposal.
The Merger is subject to the approval of Centra’s stockholders, regulatory approvals and other customary closing conditions, including accuracy of the representations and warranties of the other party (generally subject to a material adverse effect standard), and material compliance by the other party with its obligations under the Merger Agreement. Subject to satisfaction of the closing conditions the parties anticipate completing the Merger in the third quarter of 2011. Upon effectiveness of the Merger two directors from Centra will be appointed to United’s board of directors.
The Merger Agreement also contains certain termination provisions for Centra and United and provides that, in connection with the termination of the Merger Agreement under specified circumstances, Centra will be required to pay United a termination fee of $7.5 million.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K (“Report”) and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about Centra or its subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of Centra or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Centra.
Item 8.01 Other Events
On December 16, 2010, Centra and United issued a joint press release concerning the acquisition of Centra. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of December 15, 2010, by and between United Bankshares, Inc. and Centra Financial Holdings, Inc.

99.1	Joint Press Release, dated December 16, 2010 issued by Centra Financial Holdings, Inc. and United Bankshares, Inc.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger (the “Merger”) between Centra Financial Holdings, Inc. (“Centra”) and United Bankshares, Inc. (“United”), including future financial and operating results, cost savings enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) United’s and Centra’s plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts; and (iii) other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective managements of United and Centra and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of United and Centra. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of United and Centra may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the stockholders of Centra may fail to approve the Merger; (6) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which United and Centra are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in United’s and Centra’s markets could adversely affect operations; and (10) the economic slowdown could continue to adversely affect credit quality and loan originations. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Centra’s and United’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s Internet site (http://www.sec.gov).

United and Centra caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to United or Centra or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. United and Centra do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.
Additional Information About the Merger and Where to Find It
Shareholders of Centra and other investors are urged to read the proxy statement/prospectus that will be included in the registration statement on Form S-4 that United will file with the Securities and Exchange Commission in connection with the proposed merger because it will contain important information about United, Centra, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters. You will be able to obtain all documents filed with the SEC by United free of charge at the SEC’s Internet site (http://www.sec.gov). In addition, documents filed with the SEC by United will be available free of charge from the Corporate Secretary of United Bankshares, Inc., 514 Market Street, Parkersburg, West Virginia 26101 telephone (304) 424-8800. The proxy statement/prospectus (when it is available) and the other documents may also be obtained for free by accessing United’s website at www.ubsi-inc.com under the tab “Investor Relations” and then under the heading “SEC Filings” or by accessing Centra’s website at www.centrabank.com under the tab “About Centra” and then under the heading “Shareholder Information”. You are urged to read the proxy statement/prospectus carefully before making a decision concerning the merger.
Participants in the Transactions
United, Centra and their respective directors, executive officers and certain other members of management and employees may be deemed “participants” in the solicitation of proxies from Centra’s shareholders in favor of the merger with United. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Centra shareholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC.
You can find information about the executive officers and directors of United in its Annual Report on Form 10-K for the year ended December 31, 2009 and in its definitive proxy statement filed with the SEC on March 25, 2010. You can find information about Centra’s executive officers and directors in its Annual Report on Form 10-K for the year ended December 31, 2009 and in its definitive proxy statement filed with the SEC on April 9, 2010. You can obtain free copies of these documents from United, or Centra using the contact information above.

Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 16, 2010	Centra Financial Holdings, Inc.
	By	/s/ Darren K. Williams
Darren K. Williams, Senior Vice
President and Chief Financial Officer